SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance High Income 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Issuer Services Group

IMPORTANT NOTICE

Re: FUND NAME(S) MERGED

Dear Shareholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in the Fund(s) listed above. This matter pertains to an important operating initiative for the Fund(s).

It is very important that we speak to you regarding this matter.

Please call toll-free at (800) 622-1569 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the number listed below.

INVESTOR ID: “TAG ID”

The call will only take a few moments of your time and there is no confidential information required.

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader
Executive Vice President AST Fund Solutions, LLC.

48 Wall Street, New York, NY 10005 EV-E1-RN

Issuer Services Group

IMPORTANT NOTICE

Re: FUND NAME(S) MERGED

Dear Shareholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in the Fund(s) listed above. This matter pertains to an important operating initiative for the Fund(s).

It is very important that we speak to you regarding this matter.

Please call toll-free at (888) 280-6942 Ext. 12 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday. At the time of the call, please have the enclosed proxy card available.

The call will only take a few moments of your time and there is no confidential information required.

Thank you for your time and consideration.

Sincerely,

Thomas J. Nader
Executive Vice President AST Fund Solutions, LLC.

48 Wall Street, New York, NY 10005 EV-E1-O